Standard Product Warranties	3 Months Ended
Mar. 31, 2021
Standard Product Warranty Disclosure [Abstract]
Standard Product Warranties	Standard Product Warranties
The Company offers various standard warranty programs on its products, primarily for certain installed roofing systems, high-performance cables and assemblies and fluid technologies. The Company’s liability for such warranty programs is included in accrued and other current liabilities. The change in standard product warranty liabilities for the three months ended March 31, follows:

(in millions)	2021	2020
Balance as of January 1	$30.0	$28.7
Provision	0.5	3.7
Claims	(1.0)	(3.7)
Foreign exchange	(0.3)	(0.2)
Balance as of March 31	$29.2	$28.5